Exhibit (17)(c)
AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
  AND
ADDRESS]

                 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND

                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                October 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AmSouth Limited Term Tennessee Tax-Exempt Fund on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                  PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-890-6903.
3) Enter the 12-digit Control Number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to the Website www.proxyvote.com.
3) Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card promptly in the envelope provided.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

-  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                                   XX   XXXXXXXXXX                 XXXXXXXXXXXX

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL (1).

VOTE ON PROPOSALS

         1. FOR AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND SHAREHOLDERS ONLY. Approval of a Plan of Reorganization and Termination adopted by AmSouth Funds, which provides for the transfer of the assets of the AmSouth Limited Term Tennessee Tax-Exempt Fund ("Limited Term Tennessee Tax-Exempt Fund") to the AmSouth Tennessee Tax-Exempt Fund ("Tennessee Tax-Exempt Fund") in exchange solely for Class A and Class B shares of the Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund's assumption of the Limited Term Tennessee Tax-Exempt Fund's liabilities, followed by the Limited Term Tennessee Tax-Exempt Fund's dissolution and liquidation and the distribution of those Tennessee Tax-Exempt Fund shares to Limited Term Tennessee Tax-Exempt Fund shareholders.

                  FOR               AGAINST          ABSTAIN

                  [ ]                  [ ]             [ ]

         2. To transact any other business that may properly come before the meeting or any adjournment thereof.

                  FOR               AGAINST          ABSTAIN

                  [ ]                  [ ]             [ ]



NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)       Date

-------------------------------------------------------------------
Signature (Joint Owner)                      Date